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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 8, 2004


                           Surge Global Energy, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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            (State or jurisdiction of incorporation or organization)

                                   000-24269
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                            (Commission File Number)

                                   34-1454529
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                     (I.R.S. Employer Identification Number)

                    7090 Whipple Avenue, N. Canton, OH 44720
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               (Address of principal executive offices (Zip Code)

                   Registrant's telephone number: 330-244-9720

                             The Havana Group, Inc.
                             ----------------------
          (Former name or former address, if changed since last report)


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Item 1.01. Entry into a Material Definitive Agreement.

         The Registrant announced on October 13, 2004 that it has entered into an agreement with Dynamo Energy Corporation of Calgary, Alberta to obtain a right of first refusal on all its prospects for a period of five years until October 12, 2009. The purpose of this agreement and the Registrant's plans is to ultimately acquire and fund one or more oil and gas development/exploration prospects in North America as a result of this agreement. A copy of the Registrant's Press Release is furnished as exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

         The Registrant sold an aggregate of 300,000 shares of its restricted Common Stock at $.65 per share on or about October 18, 2004 to two individual investors. The proceeds of these sales will be utilized to pay down its current liabilities and for general working capital.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         The Registrant announced that on October 8, 2004, E. Jamie Schloss agreed to serve as a director of the Corporation. Mr. Schloss is a founder of Castle Rock Resources, Inc. Mr. Schloss is a Juris Doctor and was a Certified Public Accountant in California and New Jersey from 1966 - 1990. Mr. Schloss was also an executive and officer of several entertainment industry firms including MCA, Inc., Warner Bros. Television Distribution, Western-World Television, and Hal Roach Studios. At the present time, there has been no agreement regarding Mr. Schloss becoming a member of any audit, nominating or other committees of the board of directors. A copy of the Registrant's Press Release is furnished as exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference. Subsequent to his appointment as a director, he purchased 1,000,000 shares of the Registrant's Common Stock at $.10 per share from William L. Miller, its Chief Executive Officer and has an agreement to purchase an additional 1,000,000 shares at the same price.

Item 8.01 Other Events.

         The Registrant announced on October 13, 2004 that its previously approved name change to Surge Global Energy, Inc. became legally effective in Delaware on September 30, 2004. The Registrant's new CUSIP NO. is 86880T 10 0. On the opening of trading on October 14, 2004, the Registrant's new trading symbol will be SRGG. A copy of the Registrant's Press Release is furnished as exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

         (c) Exhibits:

         10.1     Agreement with Dynamo Energy
         99.1     Press Release, dated October 13, 2004
         99.2     Press Release, dated October 8, 2004
         99.3     Press Release, dated October 13, 2004



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                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         Surge Global Energy, Inc.


Dated:  October 19, 2004                 By: /s/ William Miller
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                                         William Miller, Chief Executive Officer